SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): November 24, 2004

Husker Ag, LLC

(Exact name of Registrant as specified in its charter)

Nebraska	000-49773	47-0836953
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

54048 Highway 20 Plainview, Nebraska		68769
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (402) 582-4446

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1. Registrant’s Business and Operations

Not Applicable.

Section 2. Financial Information

Not Applicable.

Section 3. Securities and Trading Markets

Not Applicable.

Section 4. Matters Related to Accountants and Financial Statements

Not Applicable.

Section 5. Corporate Governance and Management

Not Applicable.

Section 6. [Reserved]

Not Applicable.

Section 7. Regulation FD Disclosure

Not Applicable.

Section 8. Other Events

Husker Ag Announces Distribution

The Company’s Board of Directors has declared a distribution of $100.00 per membership unit to members of record as of November 30, 2004 for a total distribution of $1,531,800 based on 15,318 membership units issued and outstanding. The Company intends to pay the distribution after January 1, 2005, but on or before January 7, 2005. On November 24, 2004, the Company’s lender, Stearns Bank, N.A., approved this distribution as required under the Company’s loan documents with the Bank. A press release concerning the announced distribution is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Attached hereto as Exhibit 99.2 and incorporated herein by this reference is a letter from the Company to each of its members announcing the distribution.

Section 9. Financial Statements and Exhibits

Exhibit 99.1	Press release issued by the Company on November 30, 2004.

Exhibit 99.2	Letter from the Company to each of its members.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUSKER AG, LLC

Date: November 30, 2004	By:	/s/ Fredrick J. Knievel

Fredrick J. Knievel, Chairman of the Board

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